UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 31, 2003

American Seafoods Group LLC

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-90436 (Commission File No.)	22-3702647 (IRS Employee Identification No.)

Market Place Tower

2025 First Avenue, Suite 1200

Seattle, Washington 98121

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (206) 374-1515

Item 7.    Financial Statements and Exhibits.

Exhibit 99.1: Certification pursuant to 18 United States Code § 1350, dated March 31, 2003.

Exhibit 99.2: Certification pursuant to 18 United States Code § 1350, dated March 31, 2003.

Item 9.    Regulation FD Disclosure.

Attached hereto as Exhibits 99.1 and 99.2 and furnished but not filed are the Certifications pursuant to 18 United States Code § 1350, dated March 31, 2003, executed by the Chief Executive Officer and by the Chief Financial Officer, respectively.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SEAFOODS GROUP LLC
Date: March 31, 2003

	By:	/s/ BRAD BODENMAN
Brad Bodenman Chief Financial Officer

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